SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2005

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-85787	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On February 14, 2005 Chembio Diagnostic Systems, Inc., a wholly owned subsidiary of Chembio Diagnostics, Inc., entered into a License and Technology Transfer Agreement with Prionics AG, Zurich, Switzerland. Prior to this agreement, in March of 2004, Chembio Diagnostic Systems, Inc. and Prionics AG entered into a Manufacturing and Supply Agreement (the “Supply Agreement”), whereby Chembio was engaged by Prionics as one of the manufacturers of the Prionics Check PrioSTRIP test.

Below, please find a summary of the material terms of the License Agreement between Chembio Diagnostic Systems, Inc. (“Licensor”) and Prionics AG (“Licensee”)

Licensed Technology        Licensor’s Standard Operating Procedures and quality control protocol required for small and large scale production (equal to or greater than 1,000 kits) of freeze-dried latex conjugate and buffers (“Technology”).

License Grant       Exclusive right to Licensee to: (a) make, use, sell, offer for sale, market and distribute, the Technology in connection with or otherwise relating to Licensee’s products for BSE and TSE testing, as improved or modified from time to time (the “Products”); (b) modify, adapt, test, alter and produce the Technology and (c) conduct internal research projects using the Technology.

Term              The Agreement continues until terminated by a party upon the occurrence of certain events.

Milestone Payments    Licensee shall pay to Licensor up to $500,000 to be paid during the initial Technology transfer period.

Royalty Payments       Greater of (i) a percentage of the per Product sales price for each Product sold by Licensee or any affiliate thereof, that incorporates all of the Technology, any Improvement or any portion thereof (not to exceed a maximum amount per test) and (ii) A minimum amount per Product sold (“Royalty” or “Royalties”), up to a maximum of $1,500,000 (the “Maximum Royalty”). Royalty paid by Licensee on a quarterly basis until the
                      Maximum Royalty is reached.

Discount Royalty        During the initial 12 month period following the approval by the European Commission of the manufacture, sale and distribution of Products, the Royalty paid in connection with the sale of Products manufactured by
                      Licensor and sold to Licensee pursuant to the Supply Agreement shall be reduced by 50%.

              Upon completion of the initial 12 month period Licensee may pay Licensor the remaining 50%. If the remaining
                      50% is paid, for each $25,000 paid to Licensor, Licensee shall be issued a warrant, exercisable for the purchase of 12,500 shares of common stock of Chembio Diagnostic, Inc. at an exercise price of $0.70 per share. Each warrant shall be exercisable at any time during the 5 year period following the issuance thereof and shall grant
                    Licensee standard “piggyback” registration rights for the shares of common stock issued upon exercise of such warrant.

                      After completion of the initial 12 months after European Commission approval, Licensee is required to make a one time election, effective for the balance of the term of the Agreement, to either (i) pay the full amount of Royalties to Licensor during the remaining term of the agreement, or (ii) pay Royalties on Products manufactured by Licensor and sold to
                    Licensee pursuant to the Supply Agreement at the rate of 50% of what the Royalty rate is otherwise. If Licensee elects to pay the full Royalty, then for each $25,000 paid to Licensor it shall receive a warrant exercisable for 12,500 shares of common stock of Chembio Diagnostic, Inc., at the per share exercise price equal to 108% percent of the average of the closing bid prices of one share of common stock for the 30 trading days prior to exercise.

                     The aggregate number of shares of common stock of Chembio Diagnostic, Inc. issuable upon exercise of all of the warrants issued to Licensee shall be 750,000.

Shelf Life Adjustment              In the event that the Shelf Life of the Technology is less than 12 months: (a) Licensee shall continue to have the license rights granted to it under this Agreement, (b) Licensor shall be entitled to retain the Milestone Payments, (c) Licensor shall pay to Licensee an amount equal to the Royalty payments previously paid by Licensee pursuant to this Agreement,
                     (d) Licensee shall not be required to pay any additional Royalties during the Term and (e) Licensee shall return to Licensor all of the warrants previously issued to it, and no additional warrant shall be issued thereunder.

              In the event that the Shelf Life is less than 14 months, but greater than 12 months: (a) Licensee shall continue to have the license rights granted to it under this Agreement, (b) Licensor shall be entitled to retain the Milestone Payments,
                      (c) Licensor shall pay to Licensee an amount equal to 50% of the Royalty payments previously paid by Licensee pursuant to this Agreement, (d) the cumulative amount of Royalties Licensee shall be required to pay to Licensor hereunder shall be reduced by 50% and (e) Licensee shall return to Licensor one-half of the warrants issued to it, and any additional warrants to be issued to Licensee shall be reduced by 50%.
               In the event Licensor remedies the Shelf Life failure so that the Technology has a Shelf Life of 14 months or more, the Royalties required to be paid shall return to the amounts required to be paid prior to the Shelf Life failure and the Licensee shall again be permitted to receive warrants.

Technical Services           In consideration of the payment of $5,000 per month, plus reimbursement of reasonable expenses, Licensor shall provide Licensee with reasonable telephonic or electronic mail technical service and support on an as needed basis during the 6 month period following the completion of the Technology transfer. Licensee is permitted to terminate this at any time.

The forgoing description of the License and Technology Transfer Agreement does not purport to be complete and is qualified in it’s entirety by reference to the License and Technology Transfer Agreement, which is filed as exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01. Other Events

On February 15, 2005, the Registrant issued a press release announcing the agreement in Item 1.01 included herein as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

10.1     License and Technology Transfer Agreement
99.1    Press Release issued February 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2005            Chembio Diagnostics, Inc.

            By:   /s/ Lawrence A. Siebert
           Lawrence A. Siebert
           Chief Executive Officer